UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 2, 2004
Date of Report (Date of Earliest Event Reported)

FTD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-113807	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 2, 2004, FTD, Inc. issued a press release announcing its financial results for the first quarter  of fiscal year 2005.  A copy of the press release is filed as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.  The information included in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933, or otherwise subject to the liabilities of those sections.  Furnishing this current report on Form 8-K does not constitute an admission by the Company as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

Item 8.01                                             Other Events.

As of September 30, 2004, the availability under the company's revolving credit facility was $36.5 million.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1                                    FTD, Inc. press release, dated November 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.

/S/ CARRIE A. WOLFE
Carrie A. Wolfe
Chief Financial Officer

Date: November 2, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	FTD, Inc. press release, dated November 2, 2004.